UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

THESTREET, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-25779	06-1515824
(Commission File Number)	(IRS Employer Identification No.)

14 WALL STREET, 15TH FLOOR

NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 321-5000

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 3, 2014, TheStreet, Inc.(the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on October 31, 2014, the Company, through its wholly owned subsidiary TheDeal, LLC, completed the acquisition of Management Diagnostics Limited. This form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of Management Diagnostics Limited and the pro forma condensed combined financial information required by items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Management Diagnostics Limited for the year ended

December 31, 2013 filed hereto as Exhibit 99.1. The unaudited financial statements of Management

Diagnostics Limited for the nine months ended September 30, 2014 and 2013 are filed hereto as Exhibit 99.2.

The consent of Grant Thornton UK LLP, Management Diagnostics Limited’s independent auditors is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Management

Diagnostics Limited as of and for the nine months ended September 30, 2014 and for the year ended

December 31, 2013 are filed hereto as Exhibit 99.3.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton UK LLP, Independent Auditors of Management Diagnostics Limited.
99.1	Audited financial statements of Management Diagnostics Limited as of and for the year ended December 31, 2013.
99.2	Unaudited financial statements of Management Diagnostics Limited as of and for the nine months ended September 30, 2014 and 2013.
99.3	Unaudited pro forma condensed combined financial information of the Company and Management Diagnostics Limited as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TheStreet, Inc.

By:	/s/ John Ferrara
John Ferrara
Chief Financial Officer

Date: January 14, 2015

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton UK LLP, Independent Auditors of Management Diagnostics Limited.
99.1	Audited financial statements of Management Diagnostics Limited as of and for the year ended December 31, 2013.
99.2	Unaudited financial statements of Management Diagnostics Limited as of and for the nine months ended September 30, 2013 and 2014
99.3	Unaudited pro forma condensed combined financial information of the Company and Management Diagnostics Limited as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.